                                 SCHEDULE 14C
                                 (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                    Exchange Act of 1934 (Amendment No.   )


Check the appropriate box:


[ ]     Preliminary Information Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]     Definitive Information Statement


Target Funds
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        1)      Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------

        2)      Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------------

        4)      Proposed maximum aggregate value of transaction:


        ----------------------------------------------------------------------

        5)      Total fee paid:

        ----------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.


        1)      Amount Previously Paid:

        ----------------------------------------------------------------------

        2)      Form, Schedule or Registration Statement No.:

        ----------------------------------------------------------------------

        3)      Filing Party:

        ----------------------------------------------------------------------

        4)      Date Filed:

        ----------------------------------------------------------------------

                         THE TARGET PORTFOLIO TRUST(SM)
                      LARGE CAPITALIZATION VALUE PORTFOLIO



                                  TARGET FUNDS
                        LARGE CAPITALIZATION VALUE FUND



                            ------------------------



                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                            ------------------------

                             INFORMATION STATEMENT


                                AUGUST 22, 2000


                            ------------------------


TO THE SHAREHOLDERS:



     On May 24, 2000, at a regular meeting of the Boards of Trustees of The Target Portfolio Trust(SM) (Target I) and Target Funds (Target II and, together with Target I, the Trusts), the Trustees approved new subadvisory agreements for the Large Capitalization Value Portfolio of Target I and the Large Capitalization Value Fund of Target II. The subadvisory agreements approved by the Boards of Trustees were entered into between Prudential Investments Fund Management LLC, each Trust's Manager, and J.P. Morgan Investment Management Inc. This information statement informs you of the circumstances surrounding the Boards' approvals of the new subadvisory agreements and provides you with an overview of their terms.


                                          By order of the Boards,


                                          WILLIAM V. HEALEY

                                            Assistant Secretary


THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         THE TARGET PORTFOLIO TRUST(SM)
                      LARGE CAPITALIZATION VALUE PORTFOLIO



                                  TARGET FUNDS
                        LARGE CAPITALIZATION VALUE FUND
                                 (800) 225-1852


                            ------------------------


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077


                            ------------------------

                             INFORMATION STATEMENT


                                AUGUST 22, 2000


                            ------------------------


     This information statement is being furnished to the shareholders of the Large Capitalization Value Portfolio of The Target Portfolio Trust (Target I) and the Large Capitalization Value Fund of Target Funds (Target II and, together with Target I, the Trusts). Each Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware business trust. The Trusts' trustees are referred to here as the "Boards," "Board Members" or "Trustees." The Trusts' principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


     We are providing shareholders of the Large Capitalization Value Portfolio of Target I and the Large Capitalization Value Fund of Target II (together, the Portfolios) as of July 31, 2000 with this information statement in lieu of a proxy statement, pursuant to the terms of an exemptive order received from the Securities and Exchange Commission (SEC). The exemptive order permits the Trusts' manager, Prudential Investments Fund Management LLC (PIFM or the Manager), to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Boards, but without obtaining shareholder approval. This information statement relates to the approval by the Trustees of new subadvisory agreements dated May 24, 2000 between PIFM and J.P. Morgan Investment Management Inc. (J.P. Morgan) with respect to: (i) the Large Capitalization Value Portfolio of Target I and (ii) the Large Capitalization Value Fund of Target II (together, the Subadvisory Agreements). On May 24, 2000, the Trustees approved the Subadvisory Agreements, copies of which are attached hereto as Exhibit A.

     The Portfolios will pay for the costs associated with preparing and distributing this information statement to shareholders of the Portfolios. This information statement will be mailed on or about August 22, 2000.


THE MANAGER


     Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' Manager under management agreements dated as of November 9, 1992 in the case of Target I and August 25, 1999 in the case of Target II. PIFM is a subsidiary of The Prudential Insurance Company of America (Prudential) and is a part of Prudential Investments, which is a business group of Prudential. As of April 30, 2000, PIFM served as the manager to 42 open-end investment companies and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $75.6 billion. Information concerning officers of the Trusts is set forth in Exhibit C.


SHAREHOLDER REPORTS



     Target I's most recent annual report for the fiscal year ended December 31, 1999 has previously been sent to its shareholders. Target II's semi-annual report for the period ended January 31, 2000 has previously been sent to its shareholders. EACH TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED WITHOUT CHARGE BY WRITING THE TRUST AT GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077 OR BY CALLING (800) 225-1852 (TOLL FREE).

SHAREHOLDINGS


     The table below sets forth each Portfolio's net asset value and number of outstanding shares as of July 31, 2000.


                                                                                    SHARES
                                                          NET ASSET VALUE        OUTSTANDING
                       PORTFOLIO                          AT JULY 31, 2000     AT JULY 31, 2000
                       ---------                         ------------------   ------------------
Large Capitalization Value Portfolio of Target I.......        $11.94             19,452,305
Large Capitalization Value Fund of Target II
  Class A Shares.......................................        $ 9.33                552,373
  Class B Shares.......................................        $ 9.28              1,216,784
  Class C Shares.......................................        $ 9.28              1,378,525


     Management does not know of any person who owned beneficially 5% or more of the shares of the Large Capitalization Value Portfolio of Target I or of any class of the Large Capitalization Value Fund of Target II as of July 31, 2000. To the knowledge of management, the executive officers and Board Members of the Trusts, as a group, owned less than 1% of the outstanding shares of each Portfolio as of July 31, 2000.

                           NEW SUBADVISORY AGREEMENTS

     On May 24, 2000, the Trustees, including a majority of the Trustees who are not parties to the Subadvisory Agreements or interested persons of such parties (as defined in the Investment Company Act) (the non-interested Trustees), unanimously approved the Subadvisory Agreements and the selection by PIFM of J.P. Morgan to replace INVESCO Capital Management, Inc. (INVESCO) as a subadviser to the Portfolios. At that time, the Trustees also unanimously approved termination of the previous subadvisory agreements between the Trust's Manager and INVESCO for the reasons set forth below.

     The Trustees terminated INVESCO as a subadviser to the Portfolios for a number of reasons. First, the portion of each Portfolio managed by INVESCO had been underperforming the Russell 1000 Value Index (Russell 1000V), a benchmark securities index for each Portfolio, and industry medians for similar funds. Second, INVESCO's strategy had not tracked closely enough to the Russell 1000V which made the Portfolios' performance more volatile relative to that index. PIFM recommended J.P. Morgan to the Trustees as a replacement for INVESCO.

     The Subadvisory Agreements contain terms and conditions similar to those of the subadvisory agreements with INVESCO. See "Terms of Subadvisory Agreements," below. J.P. Morgan renders investment advice to a portion of the Portfolios in accordance with the investment objective and policies of each Portfolio and also makes investment decisions to purchase and sell securities on behalf of the Portfolios, subject to the supervision of PIFM.

     Section 15(a) of the Investment Company Act requires that a majority of each Portfolio's outstanding voting securities approve its Subadvisory Agreement. However, on September 11, 1996, the SEC issued an order granting exemptive relief from the requirements of Section 15(a). According to the SEC's order, which is subject to a number of conditions (including approval by the Trust's shareholders, which was received on October 30, 1996 in the case of Target I and on September 13, 1999 in the case of Target II), PIFM may enter into certain subadvisory agreements on behalf of the Trust without receiving prior shareholder approval. Thus, the execution and implementation of the Subadvisory Agreements did not require shareholder consent.


     BOARD CONSIDERATION OF THE SUBADVISORY AGREEMENTS. At a regular meeting of the Boards, at which all of the Trustees were in attendance, the Boards of Trustees considered and unanimously approved the Subadvisory Agreements on May 24, 2000. In considering the approval of the Subadvisory Agreements, the Trustees, including the non-interested Trustees, considered whether approval of each Subadvisory Agreement was in the best interests of the relevant Trust and shareholders of the relevant Portfolio. At the meeting, the Trusts' Manager stressed the investment experience, reputation, performance record and highly structured investment approach of the investment team at J.P. Morgan. The Trustees reviewed materials furnished by management and J.P. Morgan and met with representatives of J.P. Morgan. Among other things, the Trustees considered the investment philosophy and process of J.P. Morgan, its relative performance record and performance compared to the Russell 1000V, and its personnel, facilities, compliance procedures and financial strength. In addition, the Trusts' Manager stressed that given the dual adviser approach to managing the assets of the Portfolios, an adviser with more of a core approach to the Russell 1000V would better complement the style of Hotchkis and Wiley, the other adviser to each Portfolio. The Board also considered the nature, quality and extent of services expected to be provided to the Portfolios by J.P. Morgan as well as the reputation of the J.P. Morgan investment team in the asset management industry.

     The Trustees discussed and reviewed the terms of the Subadvisory Agreements. It was noted that the material terms of the Subadvisory Agreements were substantially the same as those in the prior subadvisory agreements. There were a number of minor differences between the Subadvisory Agreements and the agreements that had been in place with INVESCO. First, the Subadvisory Agreements specifically require J.P. Morgan to reconcile its records of the securities and cash in its portion of each Portfolio with statements provided by the Trust's custodian on a monthly basis and to report to the Manager on each such reconciliation, including information on any discrepancies noted and actions taken by J.P. Morgan to address those discrepancies. Second, the Subadvisory Agreements require J.P. Morgan or the Manager to indemnify the other party to the contract (including that other party's officers, directors and employees) for any liability and expenses incurred as a result of J.P. Morgan's or the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Subadvisory Agreements or violation of law. Third, the Subadvisory Agreements give J.P. Morgan forty-eight hours to review and object to the use of any prospectus, proxy statement, report to shareholders, sales literature or other material prepared for distribution to shareholders of the Trusts that describes or characterizes J.P. Morgan, J.P. Morgan's investment process with respect to the Portfolios or any of J.P. Morgan's investment results.

     In addition, there were two other minor differences between the Subadvisory Agreement relating to Target I and the agreement relating to Target I that had been in place with INVESCO. First, the language of the Subadvisory Agreement relating to Target I clarifies that J.P. Morgan is only responsible for managing a portion of each Portfolio's assets. Second, the subadvisory agreement with INVESCO for the Large Capitalization Value Portfolio of Target I had a non-compete provision that generally prohibited INVESCO from managing another similar mutual fund. The Subadvisory Agreement relating to Target I does not include such a provision.

     Based upon their review, the Trustees concluded that the Subadvisory Agreements were reasonable, fair and in the best interests of each of the Trusts and the shareholders of each of the relevant Portfolios, and that the fee provided in each of the Subadvisory Agreements (which in each case was the same as in the prior subadvisory agreements) was fair and reasonable. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the non-interested Trustees, unanimously approved the Subadvisory Agreements.


     INFORMATION CONCERNING J.P. MORGAN. J.P. Morgan, 522 Fifth Avenue, New York, NY 10036, began managing its portion of the Portfolios after the close of business on May 24, 2000. J.P. Morgan was created in 1984 out of the Trust and Investment Division of Morgan Guaranty Trust Company of New York. J.P. Morgan is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors. As of June 30, 2000, J.P. Morgan managed assets totaling approximately $369 billion.



     Exhibit D lists the principal executive officer and directors of J.P. Morgan. Exhibit D also contains information about other funds managed by J.P. Morgan with an investment objective and strategies similar to those of the Portfolios.


     Pursuant to the Subadvisory Agreements, J.P. Morgan manages a portion of the assets of each Portfolio. Hotchkis and Wiley, 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017 manages the other portion of each Portfolio's assets.

TERMS OF SUBADVISORY AGREEMENTS


     Under the Subadvisory Agreements, J.P. Morgan is compensated by PIFM (and not the Portfolios) from its management fee at an annual rate of .30 of 1% of each Portfolio's average net assets managed by J.P. Morgan. The Subadvisory Agreements provide that, subject to PIFM's and the Boards of Trustees' supervision, J.P. Morgan is responsible for managing the investment operations of each Portfolio (or portion thereof allocated to J.P. Morgan) and for making investment decisions and placing orders to purchase and sell securities for each Portfolio (or portion thereof allocated to J.P. Morgan), all in accordance with the investment objective and policies of each Portfolio as reflected in its current Prospectus and Statement of Additional Information and as may be adopted from time to time by the Boards. In accordance with the requirements of the Investment Company Act, J.P. Morgan also provides PIFM with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Boards of Trustees may reasonably request.

     Duration and Termination. Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the relevant Portfolio(s), or by the Board, including the approval by a majority of non-interested Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PIFM, and (3) each Subadvisory Agreement may be terminated without penalty at any time by J.P. Morgan or PIFM on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

     Liability. The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties thereunder, J.P. Morgan will not be liable for any act or omission in connection with its activities as subadviser to the Portfolios.


SHAREHOLDER PROPOSALS


     As Delaware business trusts, the Trusts are not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trusts' Declarations of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of any Trust must be received by that Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.


                                          WILLIAM V. HEALEY,

                                            Assistant
                                            Secretary


Dated: August 22, 2000

                                                                       EXHIBIT A

                           THE TARGET PORTFOLIO TRUST
                     (LARGE CAPITALIZATION VALUE PORTFOLIO)

                             SUBADVISORY AGREEMENT

     Agreement made on this 24th day of May, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and J.P. Morgan Investment Management Inc. (the Adviser), a Delaware corporation.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with The Target Portfolio Trust (the Trust), a Delaware business trust and an open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Large Capitalization Value Portfolio of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:

             (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus. In selecting brokers, dealers or futures commission merchants to execute transactions for the Fund, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as a broker for securities transactions subject to the requirements of the 1940 Act and the Adviser's determination of best execution. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers solely on the basis of seeking lowest price. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

                  On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

             (v) The Adviser shall provide the Trust's custodian (the Custodian) by 10:00 a.m. (New York time) each business day with information relating to all transactions that occurred on the previous business day concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, by the tenth business day of the following month to the extent reasonably practicable.

             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

             (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers, employees, affiliates or agents.

             (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Adviser agrees to maintain adequate compliance procedures to comply with the 1940 Act, the Investment Advisers Act of 1940 (Advisers
     Act) and other applicable state and federal laws and regulations.

             (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) any reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .30 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.

          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Adviser under federal or state securities laws. The Manager shall indemnify the Adviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Adviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) and five business days after the Adviser receives written notice of the termination of the Management Agreement.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser or any of its affiliates, the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within forty-eight
     (48) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end forty-eight (48) hours after the start of normal business hours on the next succeeding business day).

          8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

          9. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By /s/ ROBERT F. GUNIA
                                            ------------------------------------

                                            Robert F. Gunia

                                            Executive Vice President


                                          J.P. MORGAN INVESTMENT
                                          MANAGEMENT INC.


                                          By /s/ DAVID J. FERMO
                                            ------------------------------------

                                            David J. Fermo

                                            Vice President

                                  TARGET FUNDS
                       (LARGE CAPITALIZATION VALUE FUND)

                             SUBADVISORY AGREEMENT

     Agreement made on this 24th day of May, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and J.P. Morgan Investment Management Inc. (the Adviser), a Delaware corporation.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with Target Funds (the Trust), a Delaware business trust and an open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Large Capitalization Value Fund of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:

             (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus. In selecting brokers, dealers or futures commission merchants to execute transactions for the Fund, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as a broker for securities transactions subject to the requirements of the 1940 Act and the

        Adviser's determination of best execution. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers solely on the basis of seeking lowest price. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

                  On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

             (v) The Adviser shall provide the Trust's custodian (the Custodian) by 10:00 a.m. (New York time) each business day with information relating to all transactions that occurred on the previous business day concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, by the tenth business day of the following month to the extent reasonably practicable.

             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

             (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers, employees, affiliates or agents.

             (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Adviser agrees to maintain adequate compliance procedures to comply with the 1940 Act, the Investment Advisers Act of 1940 (Advisers
     Act) and other applicable state and federal laws and regulations.

             (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) any reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .30 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.

          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Adviser under federal or state securities laws. The Manager shall indemnify the Adviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Adviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) and five business days after the Adviser receives written notice of the termination of the Management Agreement.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser or any of its affiliates, the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within forty-eight
     (48) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end forty-eight (48) hours after the start of normal business hours on the next succeeding business day).

          8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

          9. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC


                                          By: /s/ ROBERT F. GUNIA

                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          J.P. MORGAN INVESTMENT MANAGEMENT INC.


                                          By: /s/ DAVID J. FERMO

                                            ------------------------------------
                                            David J. Fermo
                                            Vice President

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUSTS


THE MANAGER


     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' Manager under management agreements (the Management Agreements) dated as of November 9, 1992 in the case of Target I and August 25, 1999 in the case of Target II, and renewed thereafter as required by the Investment Company Act of 1940, as amended (the Investment Company Act).

     The Management Agreements were last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 24, 2000, in the case of Target I and August 25, 1999 in the case of Target II. The Management Agreements were approved by the sole shareholder of the Trusts on October 14, 1992 in the case of Target I and on September 13, 1999 in the case of Target II.


INFORMATION ABOUT PIFM


     PIFM is a subsidiary of Prudential Securities Incorporated and of The Prudential Insurance Company of America (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PIFM is organized in New York as a limited liability company, and PIFM serves as the Administrator to Target I and Target
II. For its services, PIFM receives, pursuant to the Management Agreement, a fee computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Large Capitalization Value Portfolio of Target I. For its services, PIFM receives, pursuant to the Management Agreement, a fee computed daily and payable monthly at an annual rate of .70 of 1% of the average daily net assets of the Large Capitalization Value Fund of Target II.


THE DISTRIBUTOR AND TRANSFER AGENT


     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trusts. PIMS is a subsidiary of Prudential. Pursuant to distribution and service plans adopted by Target II under Rule 12b-1 of the Investment Company Act, the Large Capitalization Value Fund of Target II bears the expense of distribution and service fees paid to PIMS with respect to its Class A, Class B and Class C shares. For the period from November 3, 1999 (commencement of operations) through January 31, 2000, PIMS received distribution and service fees aggregating $48,664 with respect to the Large Capitalization Value Fund of Target II.

     Pruco Securities Corporation (Prusec), 111 Durham Avenue, South Plainfield, New Jersey 07080-2398, a wholly-owned subsidiary of Prudential, distributes shares of the Trusts pursuant to a dealer agreement between Prusec and PIMS. Prusec received no compensation from Target I for distributing shares of the Large Capitalization Value Portfolio during the fiscal year ended December 31, 1999. Prusec received no compensation from Target II for distributing shares of the Large Capitalization Value Fund during the period from November 3, 1999 (commencement of operations) through January 31, 2000.

     The Trusts' transfer agent is Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837. PMFS is a wholly-owned subsidiary of PIFM. PMFS received $118,600 for its services in connection with the Large Capitalization Value Portfolio of Target I during the fiscal year ended December 31, 1999. PMFS received $4,300 for its services in connection with the Large Capitalization Value Fund of Target II during the period from November 3, 1999 (commencement of operations) through January 31, 2000.

BROKERAGE


     During the fiscal year ended December 31, 1999, the Large Capitalization Value Portfolio of Target I paid commissions aggregating $48,954 to Prudential Securities, a broker/dealer member of the New York Stock Exchange and a wholly-owned subsidiary of Prudential, representing approximately 20.1% of the total brokerage commissions paid by that Portfolio. During the period from November 3, 1999 (commencement of operations) through January 31, 2000, the Large Capitalization Value Fund of Target II paid commissions aggregating $2,458 to Prudential Securities, representing approximately 11.4% of the total brokerage commissions paid by that Portfolio.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

NAME (AGE)                             OFFICE WITH THE TRUST               PRINCIPAL OCCUPATIONS
----------                             ---------------------               ---------------------
John R. Strangfeld (45)...........  Trustee and President         Chief Executive Officer, Chairman,
                                                                  President and Director of The Prudential
                                                                    Investment Corporation (since January
                                                                    1990); Executive Vice President of the
                                                                    Prudential Global Asset Management
                                                                    Group of Prudential (since February
                                                                    1998); Chairman of PRICOA Capital
                                                                    Group (since August 1989); Chief
                                                                    Executive Officer of Private Asset
                                                                    Management Group of Prudential
                                                                    (November 1994-December 1998).
Robert F. Gunia (51)..............  Vice President                Vice President (since September 1997) of
                                                                    Prudential Investments; Executive Vice
                                                                    President and Treasurer (since
                                                                    December 1996), Prudential Investments
                                                                    Fund Management LLC (PIFM); Senior
                                                                    Vice President (since March 1987) of
                                                                    Prudential Securities Incorporated
                                                                    (Prudential Securities); formerly
                                                                    Chief Administrative Officer (July
                                                                    1990-September 1996), Director
                                                                    (January 1989-September 1996),
                                                                    Executive Vice President, Treasurer
                                                                    and Chief Financial Officer (June
                                                                    1987-September 1996) of Prudential
                                                                    Mutual Fund Management, Inc.; Vice
                                                                    President and Director (since May
                                                                    1989) of The Asia Pacific Fund, Inc.
                                                                    and Director or Trustee of 44 funds
                                                                    within the Prudential Mutual Funds.
William V. Healey (46)............  Assistant Secretary           Vice President and Associate General
                                                                    Counsel of Prudential and Chief Legal
                                                                    Officer of The Prudential Investment
                                                                    Corporation (since August 1998);
                                                                    Director, ICI Mutual Insurance Company
                                                                    (since June 1999); formerly Associate
                                                                    General Counsel of The Dreyfus
                                                                    Corporation (Dreyfus), a subsidiary of
                                                                    Mellon Bank, N.A. (Mellon Bank), and
                                                                    an officer and/or director of various
                                                                    affiliates of Mellon Bank and Dreyfus.
Grace C. Torres (39)..............  Treasurer and Principal       First Vice President (since December
                                      Financial and Accounting    1996) of PIFM; First Vice President
                                      Officer                       (since March 1993) of Prudential
                                                                    Securities; formerly First Vice
                                                                    President (March 1994-September 1996)
                                                                    of Prudential Mutual Fund Management,
                                                                    Inc.; formerly Vice President (July
                                                                    1989-March 1994) of Bankers Trust
                                                                    Corporation.

NAME (AGE)                             OFFICE WITH THE TRUST               PRINCIPAL OCCUPATIONS
----------                             ---------------------               ---------------------
Stephen M. Ungerman (45)..........  Assistant Treasurer           Tax Director (since March 1996) of
                                                                    Prudential Investments; formerly First
                                                                    Vice President (February
                                                                    1993-September 1996) of Prudential
                                                                    Mutual Fund Management, Inc.

                                                                       EXHIBIT D

                             J.P. MORGAN MANAGEMENT

     The following table sets forth the name and principal occupation of the principal executive officer and the directors of J.P. Morgan.

                                                       POSITION AND
            NAME                                   PRINCIPAL OCCUPATION
            ----                                   --------------------
Keith M. Schappert             President, Director and Managing Director of J.P. Morgan;
                               Managing Director of Morgan Guaranty Trust Company of New
                               York (Morgan Guaranty).
Kenneth W. Anderson            Director and Managing Director of J.P. Morgan; Managing
                               Director of Morgan Guaranty.
Ronald R. Dewhurst             Director and Managing Director of J.P. Morgan; Managing
                               Director of Morgan Guaranty.
Gerard W. Lillis               Director and Managing Director of J.P. Morgan; Managing
                               Director of Morgan Guaranty.
John W. Schmidlin              Director and Managing Director of J.P. Morgan; Managing
                               Director of Morgan Guaranty.
Isabel H. Sloane               Director and Managing Director of J.P. Morgan; Managing
                               Director of Morgan Guaranty.
Hendrik Van Riel               Director and Managing Director of J.P. Morgan; Managing
                               Director of Morgan Guaranty.
Anthony P. Della Pietra, Jr.   Chief Legal Officer and Managing Director of J.P. Morgan;
                               Managing Director of Morgan Guaranty.
Jeff Trongone                  Chief Financial Officer and Vice President of J.P. Morgan;
                               Vice President of Morgan Guaranty.
Thomas J. Smith                Chief Compliance Officer and Vice President of J.P. Morgan;
                               Vice President of Morgan Guaranty.

                       OTHER FUNDS MANAGED BY J.P. MORGAN



     The following table sets forth information relating to the other registered investment company portfolios for which J.P. Morgan acts as investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolios (or portion thereof) managed by J.P. Morgan:



                                                                                       APPROXIMATE NET
                                                            ADVISORY FEE RATE           ASSETS AS OF
                   NAME OF FUND                       (BASED ON AVERAGE NET ASSETS)     JULY 31, 2000
                   ------------                       -----------------------------    ---------------
LSA Variable Series Trust -- Disciplined Equity      .35% up to $250 million           $   12,303,635
Fund                                                 .30% on the balance
Cova Series Trust -- Large Cap Stock Portfolio       .40%                              $  271,627,057
Mason Street Growth and Income Stock Fund            .45% on the first $100 million    $   53,780,071
                                                     .40% on the next $100 million
                                                     .35% on the next $200 million
                                                     .30% on the balance
Northwestern Mutual Fund Series -- Growth and        .45% on the first $100 million    $  618,346,128
Income Stock Portfolio                               .40% on the next $100 million
                                                     .35% on the next $200 million
                                                     .30% on the balance
Pacific Select Fund -- Equity Income Portfolio       .45% on the first $100 million    $1,965,729,637
                                                     .40% on the next $100 million
                                                     .35% on the next $200 million
                                                     .30% on the next $350 million
                                                     .20% on the balance
The Disciplined Equity Portfolio                     .35%                              $1,712,113,755
The U.S. Equity Portfolio                            .40%                              $  612,895,771


                                       D-2